UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

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TURNKEY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-1225521
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

_________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 1, 2018, the Registrant was informed by Baum & Co., Inc. (“Baum”) that he was resigning and thus terminating its services as the Registrant’s independent registered public accounting firm effective March 1, 2018. We have yet to replace the firm but are conducting interviews now for a replacement.

The Termination of Baum

Baum was the independent registered public accounting firm for the Registrant since 2014 until March 1, 2018. Baum’s reports on the Registrant’s financial statements for the years ended December 31, 2017 and 2016 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) for the two most recent fiscal years ended December 31, 2017 through the date of resignation, there were no disagreements on any matters of accounting principles of practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baum, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Baum served as the Registrant’s principal independent accountants.

The Registrant has provided Baum with a copy of this disclosure and has requested that Baum furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Baum addressed to the Securities and Exchange Commission dated March 7, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

16.1

Letter from Baum & Company, P.A. dated March 7, 2018 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2018	TURNKEY CAPITAL, INC.

	By:	/s/ Neil Swartz
Neil Swartz
Chief Executive Officer